TAXATION	6 Months Ended
Jun. 30, 2016
Income Tax Disclosure [Abstract]
TAXATION
TAXATION

As of June 30, 2016 a net deferred tax asset of $8.1 million ($10.4 million at December 31, 2015) was recognized, principally related to the recognition of certain historical tax positions on our Indonesian operations.

As of June 30, 2016, a net deferred tax liability of $2.3 million ($1.1 million at December 31, 2015) was recognized, due to the deferred tax liability from tax depreciation in excess of the accounting depreciation for the Golar Eskimo exceeding the deferred tax asset related to net operating loss carryforwards generated from our Jordan operations.

Tax charge

The tax charge for the three and six months ended June 30, 2016 included current tax charges in respect of our operations in the United Kingdom, Norway, Brazil, Kuwait and Indonesia. The Partnership does not currently incur any corporate income tax in respect of operations in Jordan given the availability of brought forward tax losses which can be utilized against taxable profits.

The total tax charge for the three months and six months ended June 30, 2016 includes a net deferred tax charge of $0.5 million and $1.1 million respectively, in relation to the utilization of brought forward tax losses and tax depreciation in excess of accounting depreciation in Jordan. As a result of the deferred tax charge of $0.5 million and $1.1 million for three and six months ended June 30, 2016 respectively, the deferred tax liability balance as of June 30, 2016 is $2.3 million.

The total tax charge for the three months and six months ended June 30, 2016 also includes a deferred tax charge of $1.0 million and $2.3 million respectively, in relation to the utilization of the brought forward tax losses in Indonesia. As a result of the deferred tax charge of $1.0 million and $2.3 million for three and six months ended June 30, 2016 respectively, the deferred tax asset balance as of June 30, 2016 is $8.1 million.

Uncertainty in tax positions

In 2016 the tax audits for our Indonesian operations for the years 2012 and 2013 were re-opened and concluded by the local tax authorities, with particular focus on withholding tax payments. The audit resulted in several findings in relation to late payments of withholding taxes on certain transactions, resulting in the imposition of interest and penalties. As of June 30, 2016, we recognized a provision of $4.7 million ($2.2 million at December 31, 2015) for certain risks in various jurisdictions. This provision includes interest and penalties arising from our Indonesian operations for the periods 2012 to June 30, 2016 following the conclusion of the tax audits mentioned above.

In a separate matter, PTGI is party to ongoing tax discussions with the Indonesian tax authorities with regard to cancellation of the waiver of approximately $24.0 million in VAT importation charges on the NR Satu, which PTGI secured in April 2012 when the vessel was imported. In November 2015, the Indonesian tax authorities notified PTGI that they would be canceling the 2012 waiver that was issued. The cancellation letter was received in December 2015. The court proceedings commenced in April 2016 and PTGI has disputed the cancellation. The final hearing took place in June 2016 and we are awaiting the decision on the case. We believe we have strong merits to support our position. In the event that the cancellation is upheld, which we do not believe to be probable, PTGI will be indemnified by PTNR under our time charter party agreement entered with them.